UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
DECEMBER 31, 2006

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Incorporated by reference is the quarterly shareholder report issued by the Registrant on January 30, 2007, attached as Exhibit 99, providing information concerning the Registrant's financial statements as of December 31, 2006.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99 - Quarterly shareholder report as of and for the period ending December 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

      FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: January 30, 2007     /s/ William S. Rowland

        William S. Rowland
        Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Quarterly Report to Stockholders